VANGUARD(R)OHIO TAX-EXEMPT FUNDS

ANNUAL REPORT

NOVEMBER 30, 2001

BOND

VANGUARD OHIO TAX-EXEMPT MONEY MARKET FUND
VANGUARD OHIO LONG-TERM TAX-EXEMPT FUND

                                                    [THE VANGUARD GROUP(R) LOGO]

PERSPECTIVE

Maintaining a long-term investment perspective isn't easy. Perhaps that's why it has proven to be so rewarding.

     With  news,   information,   and  opinion  constantly  bombarding  us,  the
temptation to buy or sell--to do something--is powerful. Yet such activity is often counterproductive. Emotions can lead us to big mistakes, like jumping into a hot investment we know little about or selling a sound long-term holding when it sags for a while.

     The actions we recommend are quite simple.

     First, take the time to decide on a mix of stocks, bonds, and cash investments that makes sense for you. Take into account your investment time horizon, your goals, and your ability and willingness to ride out market fluctuations. Write this mix down--it's your investment plan.

     Second, use low-cost, widely diversified mutual funds to carry out your asset allocation.

     Third, stick with your plan, unless there's a major change in your time horizon, goals, or financial situation. Don't "play the market"--and if you feel you must, don't risk more than a tiny percentage of your assets.

     Finally, if market news, the opinions of "experts," or the hope of a big score tempts you to act, consult your plan. It may help you keep a long-term perspective.

--------------------------------------------------------------------------------
CONTENTS
Letter from the Chairman                                  1
Report from the Adviser                                   7
Fund Profiles                                            10
Glossary of Investment Terms                             12
Performance Summaries                                    13
Financial Statements                                     15
Advantages of Vanguard.com                               32

SUMMARY
* The Vanguard Ohio Tax-Exempt Funds earned excellent total returns in fiscal 2001, topping the results of their average peers.
* The funds' yields declined during the 12 months. The yield of the Ohio Tax-Exempt Money Market Fund plunged by more than 2.5 percentage points.
* Thanks to rising bond prices, total returns from fixed income securities far exceeded those of stocks, which sagged under the weight of an economic recession and sharply lower corporate profits.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

                                                                         [PHOTO]
                                                               [JOHN J. BRENNAN]

DEAR SHAREHOLDER,
During the 12 months ended November 30, 2001, VANGUARD(R) OHIO LONG-TERM TAX-EXEMPT FUND earned a total return of 8.9%, a result that was excellent both on an absolute basis and relative to competing mutual funds. Our return was far ahead of that of the broad U.S. stock market, which declined sharply during the period.

     VANGUARD(R) OHIO TAX-EXEMPT MONEY MARKET FUND earned a solid total return of 3.0%, ahead of its average peer.

     The table below presents the 12-month returns for the Vanguard Ohio Tax-Exempt Funds and their average mutual fund competitors. Our bond fund is also compared with the Lehman Brothers Municipal Bond Index, a broader measure of the muni market.

--------------------------------------------------------------------------------
2001 TOTAL RETURNS                                             FISCAL YEAR ENDED
                                                                     NOVEMBER 30
--------------------------------------------------------------------------------
VANGUARD OHIO TAX-EXEMPT MONEY MARKET FUND                              3.0%
(SEC 7-Day Annualized Yield: 1.64%)
Average Ohio Tax-Exempt Money Market Fund*                              2.6
--------------------------------------------------------------------------------
VANGUARD OHIO LONG-TERM TAX-EXEMPT FUND                                 8.9%
Average Ohio Municipal Debt Fund*                                       7.6
Lehman Municipal Bond Index                                             8.8
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

     The total return (capital change plus reinvested dividends) of our Long-Term Tax-Exempt Fund is based on an increase in net asset value from $11.53 per share on November 30, 2000, to $11.96 per share on November 30, 2001, and is adjusted for dividends totaling $0.576 per share paid from net investment income. The Tax-Exempt Money Market Fund's net asset value remained at $1 per share, as was expected but not guaranteed.

     It's important to note that, because of the sharp slide in interest rates during the past 12 months, the yields offered by our funds have dropped considerably. At the end of the fiscal year, the Long-Term Tax-Exempt Fund's yield was 4.12%, down from 4.98% a year earlier, and the Tax-Exempt Money Market Fund's yield was 1.64%, down from 4.13%. For Ohio residents, income earned by our funds is exempt from federal and Ohio income taxes (although it may be subject to local taxes and to the alternative minimum tax). That means that for taxpayers in the highest federal income tax bracket (38.6%), the taxable equivalent yields for our funds at the end of the fiscal year were 6.7% for the Long-Term Fund and 2.7% for the Money Market Fund.

FINANCIAL MARKETS IN REVIEW
The fiscal year was a study in contrasts in the securities markets: Stocks turned in poor results and bonds posted terrific returns. Most visibly, the Wilshire 5000 Total Market Index, a measure of the broad U.S. stock market, returned -11.0%. The period was especially volatile, with a sharp decline during the first ten months followed by a powerful rally in October and November.

--------------------------------------------------------------------------------
STOCK PRICES AND EARNINGS DECLINE...
                            S&P 500 INDEX EPS [CHART]
                           PRICE LEVEL         EARNINGS
--------------------------------------------------------------------------------
11/30/2000                     1314.95            57.93
12/31/2000                     1320.28            59.21
 1/31/2001                     1366.01            59.13
 2/28/2001                     1239.94            58.49
 3/31/2001                     1160.33            57.44
 4/30/2001                     1249.46            55.29
 5/31/2001                     1255.82             54.6
 6/30/2001                     1224.42            52.78
 7/31/2001                     1211.23            55.56
 8/31/2001                     1133.58             54.5
 9/30/2001                     1040.94            53.93
10/31/2001                     1059.78             51.2
11/30/2001                     1139.45            49.76
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 ...BUT VALUATIONS END LITTLE CHANGED
                                 P/E RATIO
--------------------------------------------------------------------------------
11/30/2000                          22.7
12/31/2000                          22.3
 1/31/2001                          23.1
 2/28/2001                          21.2
 3/31/2001                          20.2
 4/30/2001                          22.6
 5/31/2001                            23
 6/30/2001                          23.2
 7/31/2001                          21.8
 8/31/2001                          20.8
 9/30/2001                          19.3
10/31/2001                          20.7
11/30/2001                          22.9
--------------------------------------------------------------------------------
THE MARKET SANK, BUT PRICE/EARNINGS (P/E) RATIOS ENDED THE FISCAL YEAR CLOSE TO WHERE THEY STARTED.
--------------------------------------------------------------------------------
Sources: Standard & Poor's Corporation and the Vanguard Group.
--------------------------------------------------------------------------------

     Overall, however, bad news predominated. Economic recession and the deadly terrorist attacks on the United States depressed corporate profits and deflated stock market valuations. Notably, the shrinkage in earnings was the more powerful factor in the market's decline. As shown by the chart above, even while stock prices were plummeting, price/earnings ratios held steady for the year.

     In the stock market, performance conformed to clear patterns: severe weakness in large growth stocks, surprising strength in small value stocks. The rest of the market followed a less extreme version of the same script: Value bested growth, and smaller stocks outperformed larger ones.

     That said, the conditions that proved so tough on stocks--economic weakness, shrinking profits, and heightened aversion to risk--made for stellar returns on bonds. In an effort to revive the flagging economy, the Federal Reserve Board trimmed short-term interest rates ten times during the year, bringing the target federal funds rate to 2.0%, its lowest level in 40 years. (On December 11, after the fund's fiscal year-end, the Fed cut the rate by another 0.25 percentage point.)

     The yields on intermediate- and long-term bonds followed short-term rates downward, and bond prices rose. (Bond prices move in the opposite direction from interest rates.) For the fiscal year, the Lehman Aggregate

Bond Index, a proxy for the total taxable bond market, returned 11.2%, gaining 6.8% from income and 4.4% from the rise in prices.

--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED NOVEMBER 30, 2001
--------------------------------------------------------------------------------
                                                  ONE        THREE         FIVE
                                                 YEAR        YEARS        YEARS
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)      11.2%        6.6%         7.4%
Lehman 10 Year Municipal Bond Index               8.2         5.1          6.1
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                        4.5         5.0          5.1
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                      -12.2%        0.5%        10.1%
Russell 2000 Index (Small-caps)                   4.8         6.4          6.8
Wilshire 5000 Index (Entire market)             -11.0         0.8          9.1
MSCI EAFE Index (International)                 -19.8        -4.3          0.4
================================================================================
CPI
Consumer Price Index                              1.9%        2.7%         2.3%
--------------------------------------------------------------------------------

     What was good news for investors in intermediate- and longer-term bonds was bad news for those investing primarily in money market funds and short-term securities such as certificates of deposit. The average yield on taxable money market funds slipped well below 3%. By the fiscal year-end, prospective returns on these investments were running neck and neck with the rate of inflation, which meant potentially tiny "real," or inflation-adjusted, returns.

     In the municipal bond market, yields declined, though the fall was not as sharp as in the Treasury market. The yield of a high-quality 30-year municipal bond declined 37 basis points (0.37 percentage point) to 5.06%, and the 10-year muni fell 48 basis points to 4.20%. Three-month muni yields declined 250 basis points, ending the period at 1.70%. The Lehman 10 Year Municipal Bond Index, a good measure of intermediate-term muni bonds, returned 8.2% for the 12 months, as solid price increases supplemented interest income.

     See the Report from the Adviser on page 7 for more details on the municipal bond market.

FISCAL 2001 PERFORMANCE OVERVIEW
As we noted above, Vanguard Ohio Long-Term Tax-Exempt Fund's return for the 2001 fiscal year was excellent in both absolute and relative terms. Our 8.9% total return consisted of an income return of 5.2% and a 3.7% price increase. (The Performance Summary on page 14 presents a similar breakdown of the fund's returns for each of the past ten years.) The wide gap--totaling 1.3 percentage points--between your fund's return for the past 12 months and that of the average Ohio municipal bond fund resulted both from your fund's skilled investment management and, as we discuss below, its much lower costs.

     The Ohio Tax-Exempt Money Market Fund provided a total return of 3.0%, outpacing the 2.6% return of its average peer. Cost was the key reason for our outperformance.

QUALITY MATTERS OVER THE LONG RUN
On average, the bonds selected by our investment adviser, Vanguard's Fixed Income Group, are of higher credit quality than those owned by our mutual fund peers. Over short periods, this focus can be either a detriment or an advantage, because returns from higher-quality bonds and lower-quality bonds often vary. Over the long run, however, we believe that our shareholders will benefit from our tilt toward higher-quality bonds.

--------------------------------------------------------------------------------
The wide gap between the return of the Ohio Long-Term Tax-Exempt Fund and its competitors resulted from the fund's skilled investment management and its much lower costs.
--------------------------------------------------------------------------------

     Though we emphasize higher-quality--and, thus, lower-yielding--bonds than our competitors, we have provided superior performance because our cost advantage more than makes up for the difference in yields.

COSTS CONSUME RETURNS
It's almost impossible to overstate the importance of costs in fixed income investing, particularly when it comes to money market funds. Fund expenses are deducted directly from the income that funds pay to their shareholders. This deduction occurs in both good and bad markets, and regardless of whether interest rates are high or low. However, the impact of these expenses is greatest when interest rates are low, because a fund's costs consume a bigger percentage of its gross income. In fact, in the current market environment, some municipal money market mutual funds now charge more in expenses than they offer in yield.

     Although it is impossible to avoid expenses, you can limit the percentage of your return that is forfeited to these charges. Our Ohio Long-Term Tax-Exempt and Tax-Exempt Money Market Funds have expense ratios (annual expenses as a percentage of average net assets) of 0.17% and 0.18%, respectively--a fraction of the 1.16% charged by the average Ohio tax-exempt fund and the 0.58% charged by the average Ohio tax-exempt money market fund. That means that our funds have a huge advantage over their peers: We're fishing in the same pool of securities, yet our peers are charging expenses that are as much as six times higher.

     We realize that an investment in our funds represents an acceptance of our philosophy, and we pledge to continue to earn your trust. We thank you for entrusting your hard-earned money to us.

--------------------------------------------------------------------------------
As interest rates have slid over the past year, the risk in bond investing has risen dramatically.
--------------------------------------------------------------------------------

AS RATES FALL, RISK RISES
In light of the strong performance of bonds over the past 12 months, it's important to keep in mind that bonds are not risk-free. In fact, as interest rates have slid over the past year, the risk in bond investing has risen dramatically. Here's why: The prices of existing bonds rise when interest rates decline, because securities that offer more income become more valuable. This price boost contributes to a fund's total return, which consists of the income paid by the bonds and the change in the value of the bonds.

     Over the past year, that combination has added up to strong returns for bonds. But looking ahead, it's wise to expect that bond returns won't be nearly as high. This is because the income earned by bonds is lower today than it was a year ago. Also, because rates have already fallen significantly, further big price gains are not likely. Still, bonds are a great source of income, and they can provide valuable diversification to a portfolio of stocks.

THE MUNICIPAL BOND TAX ADVANTAGE
For Ohio residents, the income earned by our funds is exempt from federal, state, and, in most cases, local income taxes. At current yields, that means that investors in our funds can earn significantly more after-tax income than they could by investing in U.S. Treasury securities. The table below illustrates this advantage.

     Of course, there are important differences between state-specific municipal bond funds and U.S. Treasury bonds. Treasuries are backed by the full faith and credit of the U.S. government and therefore have unmatched credit quality. Also, municipal bond funds that confine their investments to a single state lack broad geographic diversification and thus are more risky than those that spread their investments among many issuers in different states.

LONG-TERM PERFORMANCE OVERVIEW
We believe that the true measure of an investment's success is its long-term record. The table on page 6 compares the performance of our funds over the past ten years with that of their average peer mutual funds. It also presents the current value of hypothetical $10,000 investments made a decade ago. As you can see, the Vanguard Ohio Tax-Exempt Funds have established excellent competitive records over the past ten years.

--------------------------------------------------------------------------------
COMPARISON OF INCOME                                  FROM HYPOTHETICAL $100,000
                                                    INVESTMENTS: BASED ON YIELDS
                                                         AS OF NOVEMBER 30, 2001
                           -----------------------------------------------------

                                                   Short-Term        Long-Term
--------------------------------------------------------------------------------
Taxable gross income                                 $1,700           $5,300
Less taxes (38.6%)                                     (650)          (2,000)
                                                   -----------------------------
Net after-tax income                                 $1,050           $3,300
--------------------------------------------------------------------------------
Tax-exempt income                                    $1,700           $5,100
--------------------------------------------------------------------------------
Tax-exempt income advantage                           $ 650           $1,800
--------------------------------------------------------------------------------
Percentage advantage                                     62%              55%
--------------------------------------------------------------------------------
This illustration assumes current yields (as of November 30, 2001) of 5.3% for long-term U.S. Treasury bonds, 1.7% for U.S. Treasury bills, 5.1% for long-term municipals, and 1.7% for short-term municipals. The tax adjustment assumes a typical itemized tax return based on a federal tax rate of 38.6%. Income from U.S. Treasuries is not subject to state taxes; local taxes are not considered. The illustration is not intended to represent future results.

     Just as in the 2001 fiscal year, our fine performance over the past decade has been a product of our disciplined investment management and our low costs. Our Long-Term Tax-Exempt Fund's advantage is significant: Over

-----------------------------------------------------------------------------------------------------------------
TOTAL RETURNS                                  TEN YEARS ENDED NOVEMBER 30, 2001
-----------------------------------------------------------------------------------------------------------------
                                   AVERAGE                                             FINAL VALUE OF A $10,000
                                ANNUAL RETURN                                             INITIAL INVESTMENT
                    ---------------------------------------------------------------------------------------------
                                          AVERAGE                                     AVERAGE
                          VANGUARD      COMPETING           VANGUARD                COMPETING          VANGUARD
OHIO TAX-EXEMPT FUND          FUND           FUND               FUND                     FUND         ADVANTAGE
-----------------------------------------------------------------------------------------------------------------
Money Market                3.2%            2.9%             $13,708                  $13,344           $ 364
Long-Term                   6.9             6.0               19,494                   17,936           1,558
-----------------------------------------------------------------------------------------------------------------

the ten years, our shareholders have accumulated nearly $1,600 more wealth than those in similar funds. This is about 16% of the original investment.

IN SUMMARY
The turmoil in the stock market over the past 12 months has opened many investors' eyes to the benefits of bonds. But it's important to understand that the strong performance of bonds should not lead investors to abandon stocks.

     As you build or maintain your portfolio, remember to aim for a diversified mix of stocks, bonds, and short-term investments that is suitable for your goals, time horizon, and tolerance for risk. And always keep in mind that while the financial markets are not within your control, the amount that you pay for your investments is.

Sincerely,

/s/John J. Brennan

JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

December 11, 2001

REPORT FROM THE ADVISER
During the 12 months ended November 30, a sharp decline in interest rates drove bond prices higher and boosted the total return of our LONG-TERM TAX-EXEMPT FUND to 8.9%. It was the second consecutive fiscal year in which the fund's interest income was augmented by rising prices. Our TAX-EXEMPT MONEY MARKET FUND returned 3.0%. Both funds outpaced their average peers.

THE ECONOMY ENTERS A RECESSION
The U.S. economy slowed rapidly during the funds' 2001 fiscal year. The production of goods and services--which is measured by "real," or inflation-adjusted, gross domestic product (GDP)--expanded at an annual rate of just 1.3% between January and March, down from 2.3% a year earlier. The National Bureau of Economic Research later said that the nation's ten-year economic expansion ended in March 2001. Employment peaked, six months after industrial production had done so, and a recession began. In the second quarter, GDP grew a tiny 0.3%. Then came the sad events of September 11.

     The terrorist attacks were an extraneous shock to the economy that increased the severity of the slowdown. Consumer spending, which previously had held up well, was stifled. And corporate spending, which had slowed considerably long before the disasters, slowed even further. The Commerce Department pegged third-quarter 2001 GDP at -1.3%. Most analysts expected economic output to decline in the fourth quarter as well.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The adviser believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and Ohio income taxes by investing in high-quality securities issued by Ohio state, county, and municipal governments.
--------------------------------------------------------------------------------

     The nation's unemployment rate, which just over a year ago reached its lowest point in 30 years (3.9%), climbed steadily in fiscal 2001. Layoffs in the technology sector, combined with dramatic job cuts in the airline and hospitality industries after September 11, helped push the unemployment rate to 5.7% in November. Before October, the monthly unemployment rate had stayed below 5.0% for more than four years.

     Consumer confidence, a factor that is closely watched because spending by individuals accounts for most of the nation's economic activity, deteriorated during the fiscal year, and plunged after September 11.

     The Federal Reserve Board acted quickly and decisively to renew confidence and to provide liquidity in the face of the catastrophe. Between September 11 and November 30, the central bank reduced its target for the federal funds rate three times, by a total of 150 basis points (1.50 percentage points). Those rate reductions followed seven cuts (for a total of 300 basis points) earlier in the year. On November 30, the federal funds target stood at 2.0%, about even with the 1.9% inflation rate recorded over the past 12 months. (The Fed dropped its target for short-term interest rates another quarter point on December 11, to 1.75%.) Rates have not been so low since the 1960s.

MUNICIPAL BONDS SHINE
The finances of many state and local governments weakened during the fiscal year. Budget deficits developed as tax receipts declined while demand for public services--and, thus, government expenditures--grew. As a result, we may begin to see some declines in the credit quality of municipal bonds.

     Lower interest rates made it attractive for issuers to call in higher-coupon bonds and replace them with less-costly ones. Across the country, 39% more munis (by dollar value) were issued during the 12 months ended November 30 than in fiscal 2000. In Ohio, roughly $9 billion in municipal bonds were issued during the fiscal year, up 53% over the same period one year earlier.

     During the 12 months, municipal bonds recorded terrific absolute returns but underperformed U.S. Treasury bonds. As shown in the table below, yields on municipal bonds declined across the maturity spectrum, pushing prices higher.

     Treasury bonds delivered banner results as yields fell dramatically because of the Fed's interest rate cuts. The biggest declines occurred at the short end of the maturity spectrum. For example, the yield of the 2-year Treasury note declined 277 basis points to 2.84% at the end of the fiscal year. The yield of the 30-year Treasury bond fell 32 basis points to 5.29%. A significant portion of that decline came on October 31, when the U.S. Treasury announced that it would no longer sell the 30-year bond.

--------------------------------------------------------------------------------
                           YIELDS ON MUNICIPAL BONDS
--------------------------------------------------------------------------------
                                                                          CHANGE
MATURITY         NOVEMBER 30, 2001        NOVEMBER 30, 2000       (BASIS POINTS)
--------------------------------------------------------------------------------
2-year                 2.35%                    4.33%                   -198
5-year                 3.40                     4.46                    -106
10-year                4.20                     4.68                     -48
30-year                5.06                     5.43                     -37
--------------------------------------------------------------------------------
Source: The Vanguard Group.

     Yields of municipal securities fell less than those of Treasuries, so munis became increasingly attractive to taxable investors. Two-year municipal bonds, which provided about 77% of a comparable Treasury yield at the end of fiscal 2000, offered 83% of the Treasury yield at the end of fiscal 2001. And 30-year municipal bonds offered 96% of the yield of 30-year Treasuries, meaning that even investors subject to the lowest level of federal income tax would derive more after-tax income from munis than from Treasuries.

OUR INVESTMENT APPROACH
In investing your money, we take prudent risks that are consistent with the funds' policies. Our low operating expenses have enabled us to consistently deliver above-average tax-exempt dividends. Together, sound decision-making and low costs have proved to be a winning combination, helping us to outpace the majority of our peer funds over time. We expect that our approach will serve you equally well in the future.


Ian A. MacKinnon, Managing Director
Christopher M. Ryon, Principal
Pamela Wisehaupt Tynan, Principal
John M. Carbone, Principal
Christopher W. Alwine, Principal
Vanguard Fixed Income Group

December 14, 2001

FUND PROFILE                                             AS OF NOVEMBER 30, 2001
 FOR OHIO TAX-EXEMPT MONEY MARKET FUND
This Profile provides a snapshot of the fund's characteristics. Key terms are defined on page 12.

--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
 Yield                       1.6%
 Average Maturity         53 days
 Average Quality            MIG-1
 Expense Ratio              0.18%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY
 (% of portfolio)
MIG-1/SP-1+           60.1%
A-1/P-1               31.5
AAA/AA                 8.4
A                      0.0
--------------------------------------------------------------------------------
Total                100.0%
--------------------------------------------------------------------------------

FUND PROFILE                                             AS OF NOVEMBER 30, 2001
 FOR OHIO LONG-TERM TAX-EXEMPT FUND
This Profile provides a snapshot of the fund's characteristics, compared where appropriate with an unmanaged index. Key terms are defined on page 12.

--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES

                         Fund          Lehman
                                       Index*
--------------------------------------------------------------------------------
Number of Issues          235          41,846
Yield                    4.1%            4.3%
Yield to Maturity        4.4%              --
Average Coupon           4.8%            5.4%
Average Maturity    8.6 years      13.9 years
Average Quality           AAA             AA+
Average Duration    6.5 years       7.7 years
Expense Ratio           0.17%              --
Cash Investments         0.0%              --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Distribution by Credit Quality
(% of portfolio)
AAA                      87.4%
AA                       12.2
A                         0.4
BBB                       0.0
BB                        0.0
B                         0.0
--------------------------------------------------------------------------------
Total                   100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT FOCUS
 CREDIT QUALITY -   HIGH
 AVERAGE MATURITY - LONG
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                     LEHMAN
                           FUND      INDEX*
--------------------------------------------------------------------------------
R-Squared                  0.98        1.00
Beta                       1.16        1.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Distribution by Maturity
 (% of portfolio)
Under 1 Year              7.9%
1-5 Years                16.5
5-10 Years               59.0
10-20 Years              13.5
20-30 Years               2.1
Over 30 Years             1.0
--------------------------------------------------------------------------------
Total                   100.0%
--------------------------------------------------------------------------------


                                                             [PHOTO OF COMPUTER]
                                                               Visit our website
                                                                www.vanguard.com
                                                           for regularly updated
                                                               fund information.

*Lehman Municipal Bond Index.

GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If the fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                      AS OF NOVEMBER 30, 2001
                                           FOR OHIO TAX-EXEMPT MONEY MARKET FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Ohio Tax-Exempt Money Market Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE NOVEMBER 30, 1991-NOVEMBER 30, 2001

INITIAL INVESTMENT OF $10,000
--------------------------------------------------------------------------------
              OH TAX-EXEMPT MONEY MKT        AVG. OH TAX-EXEMPT MONEY MKT. FUND
--------------------------------------------------------------------------------
199111                     10000                                10000
199202                     10088                                10085
199205                     10171                                10164
199208                     10236                                10225
199211                     10302                                10288
199302                     10366                                10345
199305                     10426                                10402
199308                     10485                                10454
199311                     10547                                10509
199402                     10605                                10560
199405                     10668                                10618
199408                     10735                                10683
199411                     10820                                10757
199502                     10918                                10845
199505                     11027                                10946
199508                     11127                                11041
199511                     11229                                11132
199602                     11328                                11221
199605                     11424                                11308
199608                     11517                                11397
199611                     11613                                11480
199702                     11708                                11564
199705                     11810                                11659
199708                     11913                                11758
199711                     12018                                11850
199802                     12118                                11940
199805                     12224                                12036
199808                     12325                                12131
199811                     12423                                12215
199902                     12511                                12293
199905                     12603                                12378
199908                     12698                                12466
199911                     12800                                12553
200002                     12910                                12650
200005                     13039                                12765
200008                     13169                                12884
200011                     13306                                13002
200102                     13427                                13102
200105                     13543                                13209
200108                     13637                                13290
200111                     13708                                13344
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED NOVEMBER 30, 2001
                                          --------------------------------------
                                                                     FINAL VALUE
                                             ONE     FIVE     TEN   OF A $10,000
                                            YEAR    YEARS   YEARS     INVESTMENT
--------------------------------------------------------------------------------
Ohio Tax-Exempt Money Market Fund           3.02%   3.37%   3.20%      $13,708
Average Ohio Tax-Exempt Money Market Fund*  2.63    3.06    2.93        13,344
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) NOVEMBER 30, 1991-NOVEMBER 30, 2001
--------------------------------------------------------------------------------
                 OHIO TAX-EXEMPT             AVERAGE
               MONEY MARKET FUND               FUND*
--------------------------------------------------------------------------------
FISCAL              TOTAL                      TOTAL
YEAR               RETURN                     RETURN
--------------------------------------------------------------------------------
1992                  3.0%                      2.9%
1993                  2.4                       2.2
1994                  2.6                       2.4
1995                  3.8                       3.5
1996                  3.4                       3.1
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 OHIO TAX-EXEMPT             AVERAGE
               MONEY MARKET FUND               FUND*
--------------------------------------------------------------------------------
FISCAL              TOTAL                      TOTAL
YEAR               RETURN                     RETURN
--------------------------------------------------------------------------------
1997                  3.5%                      3.2%
1998                  3.4                       3.1
1999                  3.0                       2.8
2000                  4.0                       3.6
2001                  3.0                       2.6
--------------------------------------------------------------------------------
SEC 7-Day Annualized Yield (11/30/2001): 1.64%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                FOR PERIODS ENDED SEPTEMBER 30, 2001
This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal year. Securities and Exchange Commission rules require that we provide this information.

---------------------------------------------------------------------------------------------------
                                                      ONE     FIVE                TEN YEARS
                                   INCEPTION DATE    YEAR    YEARS       CAPITAL    INCOME   TOTAL
---------------------------------------------------------------------------------------------------
Ohio Tax-Exempt Money Market Fund    6/18/1990      3.40%    3.42%       0.00%      3.24%    3.24%
---------------------------------------------------------------------------------------------------

*Average Ohio Tax-Exempt Money Market Fund; derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 26 for dividend information for the past five years.

PERFORMANCE SUMMARY                                      AS OF NOVEMBER 30, 2001
 FOR OHIO LONG-TERM TAX-EXEMPT FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE NOVEMBER 30, 1991-NOVEMBER 30, 2001

INITIAL INVESTMENT OF $10,000
--------------------------------------------------------------------------------
             OH LT TAX-EXEMPT              OH MUNICIPAL           MUNICIPAL BOND
                         FUND             AVERAGE  FUND            LEHMAN  INDEX
--------------------------------------------------------------------------------
199111                  10000                     10000                    10000
199202                  10250                     10239                    10241
199205                  10491                     10447                    10458
199208                  10905                     10819                    10845
199211                  11069                     10948                    11002
199302                  11822                     11605                    11650
199305                  11897                     11675                    11709
199308                  12338                     12107                    12168
199311                  12402                     12218                    12222
199402                  12449                     12256                    12295
199405                  12179                     11913                    11998
199408                  12345                     12026                    12190
199411                  11622                     11423                    11583
199502                  12808                     12392                    12531
199505                  13286                     12886                    13095
199508                  13348                     12907                    13271
199511                  13882                     13543                    13773
199602                  14050                     13569                    13916
199605                  13786                     13317                    13694
199608                  14083                     13528                    13967
199611                  14680                     14205                    14583
199702                  14755                     14202                    14683
199705                  14875                     14318                    14828
199708                  15265                     14637                    15259
199711                  15604                     15091                    15629
199802                  16028                     15364                    16025
199805                  16204                     15545                    16219
199808                  16588                     15781                    16578
199811                  16818                     16114                    16842
199902                  16982                     16139                    17010
199905                  16877                     16092                    16976
199908                  16512                     15628                    16661
199911                  16461                     15629                    16661
200002                  16534                     15495                    16656
200005                  16665                     15639                    16830
200008                  17651                     16386                    17790
200011                  17908                     16673                    18024
200102                  18677                     17196                    18712
200105                  18749                     17295                    18873
200108                  19556                     17869                    19603
200111                  19494                     17936                    19601
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED NOVEMBER 30, 2001

--------------------------------------------------------------------------------
                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED NOVEMBER 30, 2001
                                          --------------------------------------
                                                                     FINAL VALUE
                                             ONE     FIVE     TEN   OF A $10,000
                                            YEAR    YEARS   YEARS     INVESTMENT
--------------------------------------------------------------------------------
Ohio Long-Term Tax-Exempt Fund              8.86%   5.84%   6.90%      $19,494
Average Ohio Municipal Debt Fund*           7.57    4.77    6.02        17,936
Lehman Municipal Bond Index                 8.75    6.09    6.96        19,601
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) NOVEMBER 30, 1991-NOVEMBER 30, 2001

                         OHIO LONG-TERM
                         TAX-EXEMPT FUND
                                                                 LEHMAN**
FISCAL            CAPITAL         INCOME       TOTAL              TOTAL
YEAR               RETURN         RETURN      RETURN             RETURN
--------------------------------------------------------------------------------
1992                4.5%           6.2%       10.7%              10.0%
1993                6.3            5.7        12.0               11.1
1994              -11.2            4.9        -6.3               -5.2
1995               13.1            6.4        19.5               18.9
1996                0.3            5.4         5.7                5.9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         OHIO LONG-TERM
                         TAX-EXEMPT FUND
                                                                 LEHMAN**
FISCAL            CAPITAL         INCOME       TOTAL              TOTAL
YEAR               RETURN         RETURN      RETURN             RETURN
--------------------------------------------------------------------------------
1997                0.9%           5.4%        6.3%               7.2%
1998                2.6            5.2         7.8                7.8
1999               -6.9            4.8        -2.1               -1.1
2000                3.2            5.6         8.8                8.2
2001                3.7            5.2         8.9                8.8
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                FOR PERIODS ENDED SEPTEMBER 30, 2001

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal year. Securities and Exchange Commission rules require that we provide this information.

-----------------------------------------------------------------------------------------------------
                                                       ONE     FIVE               TEN YEARS
                                   INCEPTION DATE     YEAR    YEARS      CAPITAL   INCOME   TOTAL
-----------------------------------------------------------------------------------------------------
Ohio Long-Term Tax-Exempt Fund       6/18/1990       11.01%   6.42%       1.50%    5.48%    6.98%
-----------------------------------------------------------------------------------------------------


 *Derived from data provided by Lipper Inc.
**Lehman Municipal Bond Index.
Note: See Financial Highlights table on page 27 for dividend and capital gains information for the past five years.

FINANCIAL STATEMENTS
 NOVEMBER 30, 2001

STATEMENT OF NET ASSETS
This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

---------------------------------------------------------------------------------------------------
                                                                                   FACE      MARKET
                                                               MATURITY          AMOUNT      VALUE*
OHIO TAX-EXEMPT MONEY MARKET FUND                 COUPON           DATE           (000)       (000)
---------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.2%)
---------------------------------------------------------------------------------------------------
Butler County OH BAN                               2.44%     10/17/2002        $  5,445   $   5,458
Butler County OH BAN                               2.45%      9/25/2002           3,375       3,383
Butler County OH BAN                               2.91%      3/14/2002           1,000       1,002
Butler County OH BAN                               2.97%      6/13/2002           7,600       7,610
Butler County OH BAN                               3.75%      3/14/2002           3,150       3,154
Cincinnati OH City School Dist. GO                 3.25%      12/1/2001(1)        1,000       1,000
Cleveland OH Airport System Rev. VRDO              1.35%      12/6/2001(4)       43,900      43,900
Cleveland OH Waterworks Rev.
 (First Mortgage)                                  6.50%       1/1/2002(Prere.)   3,000       3,068
Columbus OH GO                                     5.00%      5/15/2002           3,000       3,024
Columbus OH GO                                     5.00%      6/15/2002           5,000       5,087
Columbus OH GO VRDO                                1.40%      12/6/2001             700         700
Columbus OH Sewer Rev. VRDO                        1.50%      12/6/2001           3,100       3,100
Cuyahoga County OH Econ. Dev. Rev. VRDO
  (Cleveland Orchestra)                            1.55%   12/4/2001LOC           5,320       5,320
Cuyahoga County OH Hosp. Rev. VRDO
  (Cleveland Clinic Foundation)                    1.45%   12/5/2001LOC           8,300       8,300
Cuyahoga County OH Hosp. Rev. VRDO
  (Cleveland Clinic Foundation)                    1.50%   12/5/2001(2)           3,015       3,015
Cuyahoga County OH Hosp. Rev. VRDO
  (Cleveland Clinic Foundation)                    1.55%      12/5/2001          13,700      13,700
Cuyahoga County OH Hosp. Rev. VRDO
  (Univ. Health Systems, Inc.)                     1.50%   12/6/2001(2)          23,270      23,270
Dublin OH City School Dist. BAN                   3.215%     12/12/2001           4,600       4,600
Dublin OH City School Dist. BAN                    4.53%     12/12/2001           2,500       2,500
Fairfield County OH BAN                            2.59%     10/10/2002           4,875       4,892
Fairfield County OH BAN                            3.10%       7/9/2002           3,000       3,008
Franklin County OH Hosp. Rev. VRDO
 (U.S. Health Corp.)                               1.50%   12/6/2001LOC           6,980       6,980
Granville Village OH School Dist. BAN              3.59%      12/6/2001           5,000       5,000
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                                                   FACE      MARKET
                                                               MATURITY          AMOUNT      VALUE*
OHIO TAX-EXEMPT MONEY MARKET FUND                 COUPON           DATE           (000)       (000)
---------------------------------------------------------------------------------------------------
Granville Village OH School Dist. BAN              3.60%       5/2/2002        $  2,500   $   2,505
Hamilton County OH Hosp. Fac. Rev. VRDO
 (Health Alliance of Greater Cincinnati)           1.40%      12/5/2001(1)        5,501       5,501
Hamilton County OH Hosp. Fac. Rev. VRDO
 (Health Alliance of Greater Cincinnati)           1.44%      12/5/2001(1)        4,300       4,300
Kent State Univ. OH Rev. VRDO                      1.60%      12/5/2001(1)       15,390      15,390
Lebanon OH BAN                                     2.35%     10/30/2002           3,550       3,559
Lebanon OH City School Dist.                       2.77%       3/5/2002           6,250       6,255
Lorain County OH Hosp. Fac. Rev.
 (Catholic Healthcare Partners) CP                 2.10%      3/12/2002          19,600      19,600
Lorain County OH Improvements                      2.85%     12/12/2001           2,602       2,602
Montgomery County OH VRDO
 (Catholic Health Initiatives)                     1.60%      12/5/2001          11,900      11,900
Ohio Air Quality Dev. Auth. Rev. VRDO
 (Timken Co.)                                      1.50%      12/5/2001LOC        5,000       5,000
Ohio Air Quality Dev. Auth. VRDO
 (Cincinnati Gas & Electric Co.)                   1.60%      12/4/2001LOC       19,680      19,680
Ohio Air Quality Dev. Auth. VRDO
 (Timken Co.)                                      1.55%      12/5/2001LOC        7,000       7,000
Ohio Building Auth.
 (Adult Correctional Building Fund)
  Eagle Trust TOB VRDO                             1.59%      12/6/2001Y          7,920       7,920
Ohio Building Auth. Rev. TOB VRDO                  1.57%      12/6/2001(1)Y       5,358       5,358
Ohio GO VRDO                                       1.50%      12/5/2001          10,000      10,000
Ohio Higher Educ. Eagle Trust GO TOB VRDO          1.59%      12/6/2001Y         20,705      20,705
Ohio Higher Educ. Fac. Comm.
 (Case Western Reserve Univ.) CP                   1.75%      3/21/2002           8,000       8,000
Ohio Higher Educ. Fac. Comm.
 (Case Western Reserve Univ.) CP                   1.85%      2/11/2002           9,000       9,000
Ohio Higher Educ. Fac. Comm.
 (Case Western Reserve Univ.) CP                   2.10%      3/12/2002           6,000       6,000
Ohio Higher Educ. Fac. Comm. Rev. PUT
 (John Carroll Univ.)                              3.50%     11/15/2002LOC       12,200      12,361
Ohio Higher Educ. Fac. Comm. Rev. VRDO
 (Case Western Reserve Univ.)                      1.50%      12/5/2001           4,500       4,500
Ohio Higher Educ. Fac. Comm. Rev. VRDO
 (John Carroll Univ.)                              1.55%      12/6/2001LOC        4,600       4,600
Ohio Higher Educ. Fac. Comm. Rev. VRDO
 (Kenyon College)                                  1.55%      12/5/2001          13,200      13,200
Ohio Higher Educ. Fac. Comm. Rev. VRDO
 (Mount Union College)                             1.55%      12/6/2001LOC        1,405       1,405
Ohio Higher Educ. Fac. Rev. VRDO
 (Xavier Univ.)                                    1.55%      12/6/2001LOC        4,000       4,000
Ohio Higher Educ. Public Fac. TOB VRDO             1.56%      12/6/2001Y          6,510       6,510
Ohio Housing Finance Agency Mortgage Rev.          2.75%      8/15/2002          10,000      10,000
Ohio Housing Finance Agency Mortgage Rev.          3.40%       3/1/2002           5,000       5,000
Ohio Housing Finance Agency Mortgage Rev.
 Residential TOB VRDO                              1.64%      12/6/2001Y         14,655      14,655
Ohio Housing Finance Agency Mortgage Rev.
 TOB VRDO                                          1.64%      12/6/2001Y          4,055       4,055
Ohio PCR VRDO
 (Sohio Air British Petroleum Co.)                 1.60%      12/4/2001           5,400       5,400
Ohio Public Fac. Comm. Higher
 Educ. Capital Fac.                                4.50%      12/1/2002           3,500       3,592
Ohio School Dist. Cash Flow Borrowing
 Program COP BAN                                   3.31%      6/28/2002          12,816      12,867
Ohio Solid Waste Rev. VRDO
 (BP Exploration & Oil Inc.)                       1.70%      12/4/2001          43,600      43,600
Ohio Special Obligation Rev.
 (Elementary & Secondary Capital Fac.)             5.00%      12/1/2001(4)        2,520       2,520
Ohio State Univ. CP                                1.60%      12/7/2001          10,000      10,000
Ohio State Univ. General Receipts VRDO             1.49%      12/5/2001          12,000      12,000
Ohio State Univ. General Receipts VRDO             1.55%      12/5/2001           3,100       3,100
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                                                   FACE      MARKET
                                                               MATURITY          AMOUNT      VALUE*
                                                  COUPON           DATE           (000)       (000)
---------------------------------------------------------------------------------------------------
Ohio Water Dev. Auth. Duquesne Light Co. VRDO      1.65%      12/5/2001(2)     $  4,300   $   4,300
Ohio Water Dev. Auth. PCR                          5.50%      12/1/2002           3,860       4,002
Ohio Water Dev. Auth. PCR TOB VRDO                 1.54%      12/6/2001(1)Y      12,483      12,483
Ohio Water Dev. Auth. PCR VRDO
 (Ohio Edison Co.)                                 1.65%      12/4/2001LOC       20,600      20,600
Ohio Water Dev. Auth. Rev. VRDO
 (Mead Corp.)                                      1.35%      12/4/2001LOC        2,900       2,900
Ohio Water Dev. Auth. Rev. VRDO
 (Timken Co.)                                      1.50%      12/5/2001LOC        7,500       7,500
Ross County OH Hosp. Fac. Rev. VRDO
 (Medical Center Hosp.)                            1.55%      12/6/2001LOC         3,965      3,965
Toledo OH City Services Special Assessment VRDO    1.55%      12/6/2001LOC       10,000      10,000
Univ. of Cincinnati OH General Receipts            4.00%       5/1/2002           8,750       8,784
Outside Ohio:
Puerto Rico Govt. Dev. Bank CP                     1.55%      12/6/2001           8,434       8,434
Puerto Rico Govt. Dev. Bank VRDO                   1.17%      12/5/2001(1)          400        400
Puerto Rico Highway & Transp. Auth. TOB VRDO       1.24%      12/6/2001(1)Y       7,740       7,740
Puerto Rico Highway & Transp. Auth. TOB VRDO       1.24%      12/6/2001(4)Y       5,305       5,305
Puerto Rico Highway & Transp. Auth. VRDO           1.20%      12/5/2001(2)        1,500       1,500
Puerto Rico Infrastructure Financing Auth.
  Special Tax Rev. TOB VRDO                        1.24%      12/6/2001(2)Y       6,515       6,515
Puerto Rico TRAN                                   3.00%      7/30/2002           5,000       5,028
---------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
 (Cost $614,167)                                                                            614,167
---------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.8%)
---------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                          6,253
Liabilities                                                                                  (1,276)
                                                                                       ------------
                                                                                              4,977
---------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------
Applicable  to  619,156,495  outstanding  $.001 par value  shares of  beneficial
interest (unlimited authorization)                                                         $619,144
===================================================================================================
NET ASSET VALUE PER SHARE                                                                     $1.00
===================================================================================================


*See Note A in Notes to Financial Statements.
YSecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2001, the aggregate value of these securities was $91,246,000, representing 14.7% of net assets.
For key to abbreviations and other references, see page 23.


--------------------------------------------------------------------------------
AT NOVEMBER 30, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                  AMOUNT            PER
                                                   (000)          SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                 $619,160          $1.00
Undistributed Net Investment Income                   --             --
Accumulated Net Realized Losses                      (16)            --
Unrealized Appreciation                               --             --
--------------------------------------------------------------------------------
NET ASSETS                                      $619,144          $1.00
================================================================================

---------------------------------------------------------------------------------------------------
                                                                                   FACE      MARKET
                                                               MATURITY          AMOUNT      VALUE*
OHIO LONG-TERM TAX-EXEMPT FUND                    COUPON           DATE           (000)       (000)
---------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.3%)
---------------------------------------------------------------------------------------------------
Adams County OH School Dist. GO                    5.55%      12/1/2009(1)     $  1,000   $   1,088
Akron OH Bath & Copley Joint
 Township Hosp. Dist. Rev.
  (Akron Medical Center)                          5.375%       1/1/2017(2)        3,000       3,066
Akron OH Bath & Copley Joint
 Township Hosp. Dist. Rev.
  (Akron Medical Center)                           5.50%       1/1/2008(2)        1,000       1,044
Akron OH GO                                        5.50%      12/1/2018(1)        1,315       1,379
American Muni. Power Ohio Inc. (Omega JV)          5.25%       1/1/2014(2)        2,625       2,746
American Muni. Power Ohio Inc. (Omega JV)          5.25%       1/1/2015(2)        2,865       2,976
American Muni. Power Ohio Inc. (Omega JV)          5.25%       1/1/2016(2)        1,015       1,047
Amherst OH Exempt Village School Dist. GO          5.75%      12/1/2017(3)        1,300       1,410
Amherst OH Exempt Village School Dist. GO          5.75%      12/1/2018(3)        1,300       1,403
Athens OH City School Dist. GO                     6.65%      12/1/2013(4)          640         766
Athens OH City School Dist. GO                     6.65%      12/1/2014(4)          680         817
Athens OH City School Dist. GO                     6.65%      12/1/2015(4)          725         875
Athens OH City School Dist. GO                     6.65%      12/1/2016(4)          770         929
Aurora County OH School Dist. GO                   5.80%      12/1/2016(3)        3,000       3,234
Avon Lake OH Refunding & Improvement GO            5.50%      12/1/2014(2)        1,245       1,338
Barberton OH School Dist. GO                      5.125%      11/1/2022(3)        1,000       1,002
Bedford Heights OH GO                              5.65%      12/1/2014(2)          500         553
Bowling Green State Univ. OH
 General Receipts Rev.                             5.75%       6/1/2012(3)          750         829
Bowling Green State Univ. OH
 General Receipts Rev.                             5.75%       6/1/2013(3)        1,125       1,239
Bowling Green State Univ. OH
 General Receipts Rev.                             5.75%       6/1/2014(3)        1,190       1,305
Bowling Green State Univ. OH
 General Receipts Rev.                             5.75%       6/1/2015(3)          500         545
Butler County OH Sewer System Rev.                5.375%      12/1/2015(3)        1,230       1,292
Butler County OH Sewer System Rev.                 6.25%      12/1/2002(2)
                                                                  (Prere.)        2,925       3,076
Butler County OH Transp.
 Improvement Dist. Rev.                            6.00%       4/1/2011(4)        4,000       4,442
Butler County OH Transp.
 Improvement Dist. Rev.                            6.00%       4/1/2012(4)        2,320       2,572
Canal Winchester OH Local School Dist. GO          5.50%      12/1/2017(3)          805         849
Canal Winchester OH Local School Dist. GO          5.50%      12/1/2018(3)          950         996
Canal Winchester OH Local School Dist. GO          5.50%      12/1/2019(3)        1,080       1,129
Canal Winchester OH Local School Dist. GO          6.00%      12/1/2013(3)        1,680       1,908
Canton OH GO (Water Works System)                  5.75%      12/1/2010(2)        1,000       1,102
Canton OH GO (Water Works System)                  5.85%      12/1/2015(2)        1,000       1,082
Cincinnati OH City School Dist.
  Improvement GO                                  5.375%      12/1/2015           3,350       3,534
Cincinnati OH Water System Rev.                    5.50%      12/1/2013           1,380       1,488
Cincinnati OH Water System Rev.                    5.50%      12/1/2015(1)        2,000       2,128
Clermont County OH Hosp. Fac. Rev.
 (Mercy Health System)                             5.50%       9/1/2006(2)        2,500       2,626
Cleveland OH Airport System Rev.                   0.00%       1/1/2005(1)        3,975       3,567
Cleveland OH Airport System Rev.                  5.125%       1/1/2022(4)        5,525       5,426
Cleveland OH Airport System Rev.                   5.25%       1/1/2012(4)        4,985       5,148
Cleveland OH Airport System Rev.                   5.25%       1/1/2013(4)        5,550       5,679
Cleveland OH Airport System Rev.                   5.25%       1/1/2014(4)        2,705       2,806
Cleveland OH GO                                   5.375%       9/1/2010(2)        1,000       1,084
Cleveland OH GO                                   5.375%       9/1/2012(2)        1,000       1,085
Cleveland OH GO                                    5.50%      12/1/2011(3)        1,340       1,469
Cleveland OH GO                                    5.50%      12/1/2012(3)        1,415       1,540
Cleveland OH GO                                    5.50%      12/1/2020(3)        1,135       1,184
Cleveland OH GO                                    5.60%      12/1/2013(3)        1,600       1,747
Cleveland OH Public Power System Rev.              5.25%     11/15/2016(1)        5,950       6,100
Cleveland OH School Dist. GO                       0.00%      12/1/2005(3)          700         609
Cleveland OH School Dist. GO                       0.00%      12/1/2006(3)          700         579
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                                                   FACE      MARKET
                                                               MATURITY          AMOUNT      VALUE*
                                                  COUPON           DATE           (000)       (000)
---------------------------------------------------------------------------------------------------
Cleveland OH School Dist. GO                       0.00%      12/1/2007(3)     $    500   $     392
Cleveland OH School Dist. GO                       0.00%      12/1/2008(3)          400         297
Cleveland OH School Dist. GO                      5.875%      12/1/2011(3)        1,500       1,577
Cleveland OH Water Works Rev.                      5.25%       1/1/2014(4)        6,840       7,122
Cleveland OH Water Works Rev.                      5.50%       1/1/2013(1)        3,805       4,141
Cleveland OH Water Works Rev.                      5.50%       1/1/2021(1)*       6,500       6,963
Cleveland OH Water Works Rev.                      6.25%       1/1/2015(2)          195         200
Cleveland-Cuyahoga County OH Port Auth. Rev.
 (Rock & Roll Hall of Fame)                        5.40%      12/1/2015(2)        2,000       2,085
Columbus OH GO                                     5.50%     11/15/2012           7,310       8,012
Cuyahoga County OH GO (Capital Improvement)        5.75%      12/1/2012           2,000       2,205
Cuyahoga County OH GO (Capital Improvement)        5.75%      12/1/2013           2,000       2,197
Cuyahoga County OH GO (Capital Improvement)        5.75%      12/1/2014           2,000       2,188
Cuyahoga County OH GO (Capital Improvement)        5.75%      12/1/2015           1,710       1,860
Cuyahoga County OH Hosp. Refunding &
 Improvement (Univ. Hosp.)                        5.375%      1/15/2009(1)        3,500       3,703
Cuyahoga County OH Hosp. Refunding &
 Improvement (Univ. Hosp.)                         5.50%      1/15/2019(1)        7,545       7,678
Defiance OH Waterworks System GO                   5.65%      12/1/2018(2)        1,130       1,200
Dublin County OH GO Variable Purpose               5.00%      12/1/2020           2,500       2,482
Dublin County OH GO Variable Purpose               6.00%      12/1/2015           1,140       1,270
Dublin OH School Dist. GO                          0.00%      12/1/2005(3)        1,220       1,061
Dublin OH School Dist. GO                          0.00%      12/1/2006(3)        1,220       1,010
Fairborn OH City School Dist. School
  Improvement GO                                  5.375%      12/1/2020(3)        1,200       1,231
Fairborn OH City School Dist. School
 Improvement GO                                    5.50%      12/1/2016(3)        1,840       1,949
Fairborn OH City School Dist. School
 Improvement GO                                    6.40%      12/1/2015(4)          500         579
Fairfield County OH Hosp. Rev.
 (Lancaster-Fairfield Hosp.)                      5.375%      6/15/2015(1)        3,000       3,201
Franklin County OH Convention Center Rev.          0.00%      12/1/2007(1)        4,355       3,415
Franklin County OH GO                              5.00%      12/1/2017           3,405       3,435
Franklin County OH GO                             5.375%      12/1/2020           4,255       4,385
Franklin County OH Hosp. Rev.
 (Mount Carmel Health-Holy Cross Health
   System)                                         6.75%       6/1/2002(1)
                                                                  (Prere.)        2,000       2,088
Gallia County OH Hosp. Rev.
 (Holzer Medical Center)                          5.125%      10/1/2013(2)        2,000       2,064
Greater Cleveland OH Regional
  Transp. Auth. GO                                 5.00%      12/1/2018(3)          500         501
Greater Cleveland OH Regional
 Transp. Auth. GO                                 5.375%      12/1/2010(3)        1,665       1,794
Greater Cleveland OH Regional
 Transp. Auth. GO                                 5.375%      12/1/2012(3)        1,500       1,599
Greater Cleveland OH Regional
 Transp. Auth. GO                                 5.375%      12/1/2013(3)        1,850       1,959
Greater Cleveland OH Regional
 Transp. Auth. GO                                  5.60%      12/1/2011(3)        5,505       5,866
Greater Cleveland OH Regional
 Transp. Auth. GO                                  5.65%      12/1/2006(3)
                                                               (Prere.)           1,000       1,109
Greene County OH Sewer System Rev.                 5.125%     12/1/2020(1)        2,000       2,009
Hamilton County OH Hosp. Fac. Rev.
 (Children's Hosp.)                                5.20%      5/15/2009(1)        2,000       2,115
Hamilton County OH Hosp. Fac. Rev.
 (Children's Hosp.)                               5.375%      5/15/2013(1)        2,235       2,357
Hamilton County OH Hosp. Fac. Rev. VRDO
 (Health Alliance of Greater Cincinnati)           1.40%      12/5/2001(1)        1,400       1,400
Hamilton County OH Sales Tax Rev.
 (Hamilton County Football Project)                5.50%      12/1/2013(1)        2,000       2,130
Hamilton County OH Sales Tax
 Rev. Subordinated                                 0.00%      12/1/2028(2)        9,915       2,285
Hamilton County OH Sewer System Rev.               5.25%      12/1/2018(1)        1,355       1,385
Hamilton County OH Sewer System Rev.               5.25%      12/1/2019(1)        1,000       1,019
Hamilton County OH Sewer System Rev.               5.45%      12/1/2009(3)        3,250       3,542
Hamilton County OH Sewer System Rev.              5.625%      12/1/2013(1)          965       1,050
Hamilton County OH Sewer System Rev.              5.625%      12/1/2014(1)          755         819
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                                                   FACE      MARKET
                                                               MATURITY          AMOUNT      VALUE*
OHIO LONG-TERM TAX-EXEMPT FUND                    COUPON           DATE           (000)       (000)
---------------------------------------------------------------------------------------------------
Hamilton OH Water System Rev.                      6.30%     10/15/2021(1)     $  2,000   $   2,049
Heath OH City School Dist. GO                      0.00%      12/1/2012(3)          665         396
Highland Ohio Local School
 Dist. School Improvement                          5.75%      12/1/2017(4)        1,510       1,635
Hilliard OH School Dist. GO                        0.00%      12/1/2012(3)        3,220       1,918
Hilliard OH School Dist. GO                        0.00%      12/1/2013(3)        3,220       1,807
Hilliard OH School Dist. GO                        0.00%      12/1/2014(3)        2,720       1,437
Hilliard OH School Dist. GO                        0.00%      12/1/2015(3)        3,720       1,845
Hilliard OH School Dist. GO                        5.25%      12/1/2016           2,000       2,076
Hilliard OH School Dist. GO                        5.75%      12/1/2005(3)        2,000       2,227
Hilliard OH School Dist. GO                        6.55%      12/1/2005(3)          500         560
Indian Hill OH Exempt Village School Dist.
 Hamilton County GO                                5.50%      12/1/2015           1,295       1,380
Lake County OH Hosp. Fac. Rev.
 (Lake Hosp. System Inc.)                         5.375%      8/15/2015(2)        2,900       3,024
Lake Ohio Local School Dist. Stark County GO       5.55%      12/1/2014           1,000       1,074
Lake Ohio Local School Dist. Stark County GO       5.75%      12/1/2021           1,000       1,064
Lakota OH Local School Dist. GO
 (Refunding & Improvement)                         5.50%      12/1/2015           1,245       1,357
Lisbon OH School Dist. GO                          6.25%      12/1/2017(2)        1,000       1,054
Logan Hocking OH Local School Dist.                5.50%      12/1/2018(1)        1,675       1,756
Lorain County OH Hosp. Fac. Rev.
 (Catholic Healthcare Partners)                   5.625%       9/1/2014(1)        3,290       3,486
Lorain County OH Hosp. Fac. Rev.
 (Catholic Healthcare Partners)                    6.00%       9/1/2006(1)        1,500       1,652
Lorain County OH Hosp. Fac. Rev.
 (Catholic Healthcare Partners)                    6.00%       9/1/2008(1)        1,250       1,390
Lorain County OH Hosp. Rev.
 Refunding and Improvement
  (Catholic Healthcare Partners)                   5.25%      10/1/2033           5,000       4,857
Loveland OH City School Dist. GO                   5.25%      12/1/2014(1)        1,000       1,047
Lucas County OH Hosp. Rev.
 (ProMedica Health Care)                          5.625%     11/15/2015(2)        2,500       2,657
Lucas County OH Hosp. Rev.
 (ProMedica Health Care)                          5.625%     11/15/2017(2)        2,075       2,182
Lucas County OH Hosp. Rev.
 (ProMedica Health Care)                           5.75%     11/15/2009(1)        3,000       3,252
Lucas County OH Hosp. Rev.
 (ProMedica Health Care)                           5.75%     11/15/2014           5,360       5,743
Lucas County OH Hosp. Rev.
 (ProMedica Health Care)                           5.75%     11/15/2014(1)          640         680
Madison OH Local School Dist.
 Butler County GO                                  5.75%      12/1/2026             750         796
Mahoning Valley OH Sanitation
 Dist. Water Rev.                                  5.75%     11/15/2018           1,300       1,387
Marietta OH City School Dist. GO                   5.75%      12/1/2007(2)        1,500       1,573
Marion OH City School Dist. GO                     6.40%      12/1/2011(3)          650         759
Marion OH City School Dist. GO                     6.45%      12/1/2012(4)          695         818
Marion OH City School Dist. GO                     6.45%      12/1/2013(4)          370         437
Marion OH City School Dist. GO                     6.50%      12/1/2014(3)          285         339
Marion OH GO                                       5.40%      12/1/2020(1)        1,000       1,034
Marysville OH Water System Rev.                    7.05%      12/1/2001(1)
                                                               (Prere.)           1,250       1,263
Mason OH City School Dist. School Improvement     5.375%      12/1/2014           2,000       2,123
Mason OH City School Dist. School Improvement     5.375%      12/1/2015           4,095       4,314
Medina OH School Dist. GO                          6.20%      12/1/2002(3)
                                                               (Prere.)           2,100       2,228
Middletown OH GO                                   5.75%      12/1/2019(1)        2,500       2,674
Milford OH Exempt Village School Dist.
 School Improvement GO                             6.00%      12/1/2016(4)        1,425       1,594
Milford OH Exempt Village School Dist.
 School Improvement GO                             6.00%      12/1/2017(4)        1,600       1,783
Montgomery County OH GO                            5.50%      12/1/2019           1,165       1,223
Montgomery County OH Rev.
 (Catholic Health Initiative)                      5.50%       9/1/2015           3,270       3,342
New Philadelphia OH School Dist. GO                6.25%     12/1/2017(2)         2,300       2,393
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                                                   FACE      MARKET
                                                               MATURITY          AMOUNT      VALUE*
                                                  COUPON           DATE           (000)       (000)
---------------------------------------------------------------------------------------------------
Nordonia Hills OH Local School Dist. GO            0.00%      12/1/2011        $  1,200   $     757
Nordonia Hills OH Local School Dist. GO            0.00%      12/1/2012(2)        1,700       1,012
North Canton OH GO                                 5.90%      12/1/2004(2)
                                                               (Prere.)           2,000       2,214
North Olmsted OH GO (Library Improvement)          5.50%      12/1/2014           1,215       1,299
North Olmsted OH GO (Library Improvement)          5.50%      12/1/2016(2)        1,355       1,431
Northeast Ohio Regional Sewer Dist. Rev.           5.60%     11/15/2013(2)        1,880       1,989
Northeast Ohio Regional Sewer Dist. Rev.           5.60%     11/15/2014(2)        1,500       1,587
Oak Hills OH Local School Dist. GO                 7.20%      12/1/2009(1)        1,625       1,957
Ohio Air Quality Dev. Auth. VRDO
 (Cincinnati Gas & Electric Co.)                   1.60%      12/4/2001LOC        1,370       1,370
Ohio Building Auth. (State Correctional Fac.)      5.75%       4/1/2014           2,000       2,187
Ohio Building Auth. Rev.
 (Adult Correctional Fac.)                         5.50%      10/1/2014           1,895       2,035
Ohio Building Auth. Rev.
 (Adult Correctional Fac.)                         5.50%       4/1/2016(2)        4,965       5,150
Ohio Building Auth. Rev.
 (Adult Correctional Fac.)                         5.95%      10/1/2004(1)        3,000       3,283
Ohio Building Auth. Rev.
 (State Fac. Art Building)                         5.50%       4/1/2014           1,585       1,693
Ohio Building Auth. Rev.
 (State Fac. Art Building)                         5.50%       4/1/2015           1,500       1,593
Ohio Building Auth. Rev.
 (State Fac. Highway Safety Building Fund)         5.50%      10/1/2017(4)        1,305       1,377
Ohio Building Auth. Rev.
 (State Fac. Highway Safety Building Fund)         5.50%      10/1/2018(4)        1,380       1,448
Ohio Higher Educ. Fac. Auth. Comm. Rev.
 (Case Western Reserve Univ.)                      6.50%      10/1/2020             250         299
Ohio Higher Educ. Fac. Rev.
 (Denison Univ.)                                   5.50%      11/1/2014           1,000       1,073
Ohio Higher Educ. Fac. Rev.
 (John Carroll Univ.)                              5.75%       4/1/2019           4,000       4,227
Ohio Higher Educ. Fac. Rev.
 (John Carroll Univ.)                              5.85%       4/1/2020(1)        2,875       3,094
Ohio Higher Educ. Fac. Rev.
 (Univ. of Dayton)                                 0.00%      12/1/2006(3)        1,000         828
Ohio Higher Educ. Fac. Rev.
 (Univ. of Dayton)                                5.375%      12/1/2013(2)        2,900       3,113
Ohio Higher Educ. Fac. Rev.
 (Univ. of Dayton)                                5.375%      12/1/2014(2)        3,055       3,256
Ohio Higher Educ. Fac. Rev.
 (Univ. of Dayton)                                5.375%      12/1/2015(2)        3,225       3,409
Ohio Higher Educ. Fac. Rev.
 (Univ. of Dayton)                                5.375%      12/1/2016(2)        1,795       1,884
Ohio Higher Educ. Fac. Rev.
 (Univ. of Dayton)                                 6.60%      12/1/2003(3)        2,200       2,421
Ohio Higher Educ. Fac. Rev.
 (Univ. of Dayton)                                 6.75%      12/1/2002(3)        1,000       1,067
Ohio Higher Educ. Fac. Rev.
 (Xavier Univ.)                                    5.30%      5/15/2017(1)        2,200       2,260
Ohio Higher Educ. Fac. Rev.
 (Xavier Univ.)                                   5.375%      5/15/2022(1)        6,250       6,375
Ohio Higher Educ. Fac. Rev.
 (Xavier Univ.)                                    6.00%      5/15/2011(1)        2,000       2,188
Ohio Housing Finance Agency Mortgage Rev.          3.80%       9/1/2002           2,705       2,728
Ohio Housing Finance Agency Mortgage Rev.          5.45%       9/1/2031           3,795       3,991
Ohio Housing Finance Agency Rev.                  5.025%       3/1/2021           1,995       2,038
Ohio Housing Finance Agency Rev.                  5.625%       3/1/2032           5,000       5,244
Ohio State Parks & Recreation
 Capital Fac. Rev.                                 5.50%      12/1/2014             500         538
Ohio State Parks & Recreation
 Capital Fac. Rev.                                 5.50%      12/1/2015           2,245       2,402
Ohio State Turnpike Comm. Rev.                     5.25%      2/15/2013(3)        1,780       1,870
Ohio State Turnpike Comm. Rev.                     5.50%      2/15/2018           3,150       3,284
Ohio State Turnpike Comm. Rev.                     5.50%      2/15/2019           2,235       2,321
Ohio State Turnpike Comm. Rev.                     5.50%      2/15/2020           1,570       1,625
Ohio State Turnpike Comm. Rev.                     5.50%      2/15/2026           4,000       4,125
Ohio State Turnpike Comm. Rev.                     5.70%      2/15/2006(1)
                                                               (Prere.)           1,000       1,105
Ohio State Univ. General Receipts Rev.             5.75%      12/1/2013           1,000       1,097
Ohio State Univ. General Receipts Rev.             5.75%      12/1/2014           1,000       1,092
Ohio Water Dev. Auth. PCR                         5.125%       6/1/2019(1)        1,900       1,914
Ohio Water Dev. Auth. PCR                          5.50%       6/1/2011(1)        2,300       2,464
Ohio Water Dev. Auth. PCR                          5.50%      12/1/2014(1)        1,195       1,251
Ohio Water Dev. Auth. Rev. (Fresh Water)           5.25%      12/1/2012(4)        2,990       3,153
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                                                   FACE      MARKET
                                                               MATURITY          AMOUNT      VALUE*
OHIO LONG-TERM TAX-EXEMPT FUND                    COUPON           DATE           (000)       (000)
---------------------------------------------------------------------------------------------------
Ohio Water Dev. Auth. Rev. (Fresh Water)           5.90%      12/1/2015(2)     $  3,250   $   3,599
Ohio Water Dev. Auth. Rev. (Pure Water)            5.50%      12/1/2011(2)        1,000       1,045
Ohio Water Dev. Auth. Rev. (Pure Water)            7.00%      12/1/2009(2)
                                                                  (ETM)           1,500       1,746
Olmsted Falls OH School Dist. GO                   5.85%     12/15/2017(3)        2,000       2,146
Olmsted Falls OH School Dist. GO                   6.85%     12/15/2004(3)
                                                               (Prere.)             565         641
Parma OH Hosp. Improvement Rev.
 Refunding Parma Community                         5.25%      11/1/2013           2,000       1,976
Perrysburg OH Exempted Village School Dist. GO     5.75%      12/1/2013(4)        1,385       1,547
Revere OH School Dist. GO                          6.00%      12/1/2016(2)        3,850       4,117
Reynoldsburg OH School Dist. GO                    0.00%      12/1/2009(3)        1,465       1,030
Reynoldsburg OH School Dist. GO                    0.00%      12/1/2010(3)        1,465         976
Reynoldsburg OH School Dist. GO                    6.55%      12/1/2002(3)
                                                               (Prere.)           3,600       3,832
Richland County OH GO                              5.40%      12/1/2015(2)        1,120       1,161
Richland County OH GO                              6.95%      12/1/2011(2)          450         513
Rocky River OH City School Dist. GO               5.375%      12/1/2017           2,200       2,322
Springboro OH Community City School Dist. GO       5.25%      12/1/2016(2)        1,850       1,893
Summit County OH GO                                6.25%      12/1/2012(3)        1,420       1,637
Summit County OH GO                                6.50%      12/1/2016(3)        2,000       2,321
Summit County OH GO                                6.90%       8/1/2002(2)
                                                               (Prere.)             175         181
Summit County OH GO                                6.90%       8/1/2003(2)
                                                               (Prere.)           2,425       2,603
Summit County OH Sanitary Sewer System
 Improvement GO                                    5.50%      12/1/2015           1,015       1,089
Toledo OH GO (Limited Tax Street Improvement)      5.35%      12/1/2015           2,525       2,658
Toledo OH Waterworks Rev.                          5.25%     11/15/2013(3)        2,000       2,119
Trumbull County OH Hosp. Rev.
 (Trumbull Memorial Hosp.)                         6.25%     11/15/2003(3)
                                                               (Prere.)           2,000       2,146
Univ. of Akron OH General Receipts Rev.            5.50%       1/1/2019           2,545       2,656
Univ. of Cincinnati OH COP                        5.125%       6/1/2028           2,500       2,490
Univ. of Cincinnati OH COP                         5.50%       6/1/2014           1,000       1,069
Univ. of Cincinnati OH General Receipts            5.75%       6/1/2015(3)        1,000       1,097
Univ. of Cincinnati OH General Receipts            5.75%       6/1/2016           1,910       2,082
Univ. of Cincinnati OH General Receipts            5.75%       6/1/2017           1,285       1,396
Univ. of Cincinnati OH General Receipts            5.75%       6/1/2018(3)        1,500       1,620
Univ. of Cincinnati OH General Receipts            5.75%       6/1/2019(3)        2,500       2,692
Univ. of Toledo OH General Receipts                5.25%       6/1/2014             975       1,023
Univ. of Toledo OH General Receipts                5.25%       6/1/2015           1,025       1,068
Univ. of Toledo OH General Receipts                5.25%       6/1/2016(4)        1,080       1,117
Westerville OH City School Dist. GO                5.50%      12/1/2012           1,250       1,357
Westerville OH City School Dist. GO                5.50%      12/1/2015           2,000       2,129
Westerville OH City School Dist. GO                5.50%      12/1/2017           1,225       1,291
Wood County OH GO (Justice Center)                 5.95%      12/1/2007(2)        1,750       1,841
Woodridge OH School Dist. GO                       6.00%      12/1/2019(2)        1,000       1,110
Woodridge OH School Dist. GO                       6.80%      12/1/2014(2)        2,000       2,432
Wooster OH School Dist. GO                         0.00%      12/1/2009(4)        2,195       1,543
Wooster OH School Dist. GO                         0.00%      12/1/2010(4)        2,265       1,509
Wooster OH School Dist. GO                         0.00%      12/1/2011(4)        2,315       1,460
                                                                                       ------------
                                                                                            478,850
                                                                                       ------------
OUTSIDE OHIO:
Puerto Rico Govt. Dev. Bank VRDO                   1.17%      12/5/2001(1)        1,800       1,800
Puerto Rico Highway & Transp. Auth. VRDO           1.20%      12/5/2001(2)          200         200
                                                                                       ------------
                                                                                              2,000
                                                                                       ------------
---------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
 (Cost $461,782)                                                                            480,850
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                 MARKET
                                                                 VALUE*
                                                                  (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.7%)
--------------------------------------------------------------------------------
Other Assets--Note B                                         $    9,093
Liabilities                                                      (5,837)
                                                        ---------------
                                                                  3,256
                                                        ---------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable  to  40,473,949  outstanding  $.001  par value  shares of  beneficial
interest (unlimited authorization)                             $484,106
================================================================================
NET ASSET VALUE PER SHARE                                        $11.96
================================================================================

*See Note A in Notes to Financial Statements.
*Securities with a value of $532,000 have been segregated as initial margin for open futures contracts.

--------------------------------------------------------------------------------
AT NOVEMBER 30, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                  AMOUNT            PER
                                                   (000)          SHARE
--------------------------------------------------------------------------------
Paid-in Capital--Note E                         $463,887         $11.46
Undistributed Net Investment Income                   --             --
Accumulated Net Realized Gains--Note E             1,188            .03
Unrealized Appreciation (Depreciation)--Note F
  Investment Securities                           19,068            .47
  Futures Contracts                                  (37)            --
--------------------------------------------------------------------------------
NET ASSETS                                      $484,106         $11.96
================================================================================


Key to Abbreviations
BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).

The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS
This Statement shows interest income earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period. For money market funds, Realized Net Gain (Loss) should always be minimal, and Unrealized Appreciation (Depreciation) should be zero.

--------------------------------------------------------------------------------
                                       OHIO TAX-EXEMPT         OHIO LONG-TERM
                                          MONEY MARKET             TAX-EXEMPT
                                                  FUND                   FUND
                                  ----------------------------------------------
                                              YEAR ENDED NOVEMBER 30, 2001
--------------------------------------------------------------------------------
                                                 (000)                  (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Interest                                      $16,123                $22,706
--------------------------------------------------------------------------------
Total Income                                    16,123                 22,706
--------------------------------------------------------------------------------
EXPENSES
 The Vanguard Group--Note B
   Investment Advisory Services                     72                     63
   Management and Administrative                   765                    648
   Marketing and Distribution                       91                     60
 Custodian Fees                                      7                      6
 Auditing Fees                                       8                     11
 Shareholders' Reports                               4                      5
 Trustees' Fees and Expenses                        --                      1
--------------------------------------------------------------------------------
  Total Expenses                                   947                    794
  Expenses Paid Indirectly--Note C                  (7)                   (20)
--------------------------------------------------------------------------------
  Net Expenses                                     940                    774
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                           15,183                 21,932
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                        (23)                 1,930
 Futures Contracts                                  --                    516
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                           (23)                 2,446
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                             --                 12,779
  Futures Contracts                                 --                    (37)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)    --                 12,742
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS              $15,160                $37,120
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

------------------------------------------------------------------------------------------------------
                                                     OHIO TAX-EXEMPT               OHIO LONG-TERM
                                                   MONEY MARKET FUND              TAX-EXEMPT FUND
                                                 -----------------------------------------------------
                                                                   YEAR ENDED NOVEMBER 30,
------------------------------------------------------------------------------------------------------
                                                       2001        2000             2001         2000
                                                      (000)       (000)            (000)        (000)
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                             $ 15,183    $ 18,128         $ 21,932     $ 19,878
 Realized Net Gain (Loss)                               (23)         17            2,446         (591)
 Change in Unrealized Appreciation (Depreciation)        --          --           12,742       12,751
------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
    Resulting from Operations                        15,160      18,145           37,120       32,038
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                              (15,183)    (18,128)         (21,932)     (19,878)
 Realized Capital Gain                                   --          --               --           --
------------------------------------------------------------------------------------------------------
   Total Distributions                              (15,183)    (18,128)         (21,932)     (19,878)
------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                             571,954     487,124          118,005       83,390
 Issued in Lieu of Cash Distributions                13,491      15,144           15,716       14,205
 Redeemed                                          (439,178)   (474,599)         (64,348)     (89,532)
------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) from
    Capital Share Transactions                      146,267      27,669           69,373        8,063
------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                        146,244      27,686           84,561       20,223
------------------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                                472,900     445,214          399,545      379,322
------------------------------------------------------------------------------------------------------
 End of Period                                     $619,144    $472,900         $484,106     $399,545
======================================================================================================
1Shares Issued (Redeemed)
 Issued                                             571,954     487,124            9,907        7,436
 Issued in Lieu of Cash Distributions                13,491      15,144            1,318        1,262
 Redeemed                                          (439,178)   (474,599)          (5,393)      (8,007)
------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Shares Outstanding    146,267      27,669            5,832          691
======================================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

------------------------------------------------------------------------------------------------------
                                                                  OHIO TAX-EXEMPT MONEY MARKET FUND
                                                                      YEAR ENDED NOVEMBER 30,
                                                       -----------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2001     2000     1999      1998     1997
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $1.00    $1.00    $1.00     $1.00    $1.00
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .030     .039     .030      .033     .034
 Net Realized and Unrealized Gain (Loss) on Investments       --       --       --        --       --
------------------------------------------------------------------------------------------------------
  Total from Investment Operations                          .030     .039     .030      .033     .034
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                       .030    (.039)   (.030)    (.033)   (.034)
 Distributions from Realized Capital Gains                    --       --       --        --       --
------------------------------------------------------------------------------------------------------
 Total Distributions                                       (.030)   (.039)   (.030)    (.033)   (.034)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $1.00    $1.00    $1.00     $1.00    $1.00
======================================================================================================
TOTAL RETURN                                               3.02%    3.95%    3.04%     3.37%    3.49%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                       $619     $473     $445      $345     $298
 Ratio of Total Expenses to Average Net Assets             0.18%    0.16%    0.18%     0.20%    0.19%
 Ratio of Net Investment Income to Average Net Assets      2.90%    3.88%    3.00%     3.30%    3.43%
======================================================================================================

------------------------------------------------------------------------------------------------------
                                                                     OHIO LONG-TERM TAX-EXEMPT FUND
                                                                      YEAR ENDED NOVEMBER 30,
                                                       -----------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2001     2000     1999      1998     1997
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $11.53   $11.17   $12.02    $11.72   $11.67
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .576     .593     .582      .592     .598
 Net Realized and Unrealized Gain (Loss) on Investments     .430     .360    (.827)     .300     .110
------------------------------------------------------------------------------------------------------
  Total from Investment Operations                         1.006     .953    (.245)     .892     .708
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.576)   (.593)   (.582)    (.592)   (.598)
 Distributions from Realized Capital Gains                    --       --    (.023)       --    (.060)
------------------------------------------------------------------------------------------------------
Total Distributions                                        (.576)   (.593)   (.605)    (.592)   (.658)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $11.96   $11.53   $11.17    $12.02   $11.72
======================================================================================================
TOTAL RETURN                                               8.86%    8.79%   -2.13%     7.78%    6.30%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                       $484     $400     $379      $324     $253
 Ratio of Total Expenses to Average Net Assets             0.17%    0.19%    0.19%     0.20%    0.17%
 Ratio of Net Investment Income to Average Net Assets      4.84%    5.27%    5.00%     4.98%    5.17%
 Portfolio Turnover Rate                                     19%      16%       8%        8%      14%
======================================================================================================

NOTES TO FINANCIAL STATEMENTS
Vanguard Ohio Tax-Exempt Funds comprise the Ohio Tax-Exempt Money Market Fund and Ohio Long-Term Tax-Exempt Fund (formerly Ohio Insured Long-Term Tax-Exempt
Fund), each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.


A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

     1. SECURITY VALUATION: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Long-Term Tax-Exempt Fund: Bonds, and temporary cash investments acquired more than 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. FUTURES CONTRACTS: The Long-Term Tax-Exempt Fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2001, the funds had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
                       CAPITAL CONTRIBUTION        PERCENTAGE         PERCENTAGE
                                TO VANGUARD           OF FUND      OF VANGUARD'S
OHIO TAX-EXEMPT FUND                  (000)        NET ASSETS     CAPITALIZATION
--------------------------------------------------------------------------------
Money Market                          $118              0.02%              0.12%
Long-Term                               95              0.02               0.10
--------------------------------------------------------------------------------

     The funds' trustees and officers are also directors and officers of Vanguard.

C. The funds' investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds' management and administrative expenses. The funds' custodian bank has also agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended November 30, 2001, these arrangements reduced expenses by:

--------------------------------------------------------------------------------
                                        EXPENSE REDUCTION
                                              (000)
                    ------------------------------------------------------------
                                    MANAGEMENT AND             CUSTODIAN
OHIO TAX-EXEMPT FUND                ADMINISTRATIVE                  FEES
--------------------------------------------------------------------------------
Money Market                             --                        $7
Long-Term                               $14                         6
--------------------------------------------------------------------------------

D. During the year ended November 30, 2001, the Long-Term Tax-Exempt Fund purchased $161,015,000 of investment securities and sold $81,991,000 of investment securities, other than temporary cash investments.

E. Capital gains distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Long-Term Tax-Exempt Fund had realized losses totaling $322,000 through November 30, 2001, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F). The fund used a capital loss carryforward of $929,000 to offset taxable capital gains realized during the year ended November 30, 2001, reducing the amount of capital gains that would otherwise be available to distribute to share-holders. The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $68,000 from accumulated net realized gains to paid-in capital. At November 30, 2001, the fund had capital gains of $1,473,000 available for distribution.

F. At November 30, 2001, net unrealized appreciation of Long-Term Tax-Exempt Fund investment securities for federal income tax purposes was $18,746,000, consisting of unrealized gains of $19,179,000 on securities that had risen in value since their purchase and $433,000 in unrealized losses on securities that had fallen in value since their purchase (see Note E).

     At November 30, 2001, the aggregate settlement value of open futures contracts expiring in December 2001 and the related unrealized depreciation were:

------------------------------------------------------------------------------------------------
                                                                      (000)

                                               NUMBER OF          AGGREGATE          UNREALIZED
                                             LONG (SHORT)        SETTLEMENT        APPRECIATION
OHIO TAX-EXEMPT FUND/FUTURES CONTRACTS         CONTRACTS              VALUE       (DEPRECIATION)
------------------------------------------------------------------------------------------------
Long-Term/Municipal Bond Index                   64                $6,772              $(37)
------------------------------------------------------------------------------------------------

Unrealized depreciation on open futures contracts is required to be treated as realized loss for federal income tax purposes.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Ohio Tax-Exempt Funds:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Ohio Tax-Exempt Money Market Fund and Ohio Long-Term Tax-Exempt Fund (constituting Vanguard Ohio Tax-Exempt Funds, hereafter referred to as the "Funds") at November 30, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirm-ation of securities at November 30, 2001 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 7, 2002


--------------------------------------------------------------------------------
SPECIAL 2001 TAX INFORMATION
 (UNAUDITED) FOR VANGUARD OHIO TAX-EXEMPT FUNDS
This information for the fiscal year ended November 30, 2001, is included pursuant to provisions of the Internal Revenue Code.

     The Ohio Long-Term Tax-Exempt Fund distributed $58,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.

     Each fund designates 100% of its income dividends as exempt-interest dividends.
--------------------------------------------------------------------------------

ADVANTAGES OF VANGUARD.COM
Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.
     Consider the benefits of using Vanguard.com. On our website, you can:
*    Choose to receive all fund reports, as well as prospectuses, online.
* Request a courtesy e-mail to notify you when a new fund report or prospectus is available.

     When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.

HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES
You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online access to your accounts) and update your Web profile. Registered users can also view their account values; download records of recent transactions; research and track the performance of individual securities and funds; buy, exchange, and sell fund shares; and much more.

     If you invest directly with us, you can also elect to receive all of your account statements online or to continue the mailing of only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you.

     All Vanguard shareholders can choose to receive our electronic newsletters:
ECONOMIC WEEK IN REVIEW, a recap of each week's key economic reports and market activity; and WHAT'S NEW AT VANGUARD, a monthly update on our mutual funds, services, and online resources.

YOUR ONLINE INFORMATION IS SECURE
Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE PEOPLE WHO GOVERN YOUR FUND
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.
--------------------------------------------------------------------------------
TRUSTEES
JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Senior Adviser to Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of The Medical Center at Princeton, and Women's Research and Education Institute.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, BKF Capital, The Jeffrey Co., and NeuVis, Inc.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of Goodrich Corp.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm and Haas Co.; Director of AmerisourceBergen Corp., Cummins Inc., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS
R. GREGORY BARTON, Secretary; Managing Director-Legal and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS
James H. Gately, Direct Investor Services.
Kathleen C. Gubanich, Human Resources.
Ian A. MacKinnon, Fixed Income Group.
F. William McNabb, III, Institutional Investor Group.
Michael S. Miller, Planning and Development.
Ralph K. Packard, Chief Financial Officer.
George U. Sauter, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 John C. Bogle
               Founder; Chairman and Chief Executive, 1974-1996.

THE VANGUARD GROUP(R)
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

ABOUT OUR COVER
Our cover photograph was taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photograph is copyrighted by Mr. Kahn.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

                                                (C)2002 The Vanguard Group, Inc.

                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                     Q960 012002